UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  March 13, 2015 (March 12, 2015)

HELMERICH & PAYNE, INC.

(Exact name of registrant as specified in its charter)

State of Incorporation:  Delaware

COMMISSION FILE NUMBER 1-4221

Internal Revenue Service — Employer Identification No. 73-0679879

1437 South Boulder Avenue, Suite 1400, Tulsa, Oklahoma 74119

(Address of Principal Executive Offices)

(918)742-5531

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 12, 2015, Helmerich & Payne, Inc. (the “Company”) and its wholly owned subsidiary Helmerich & Payne International Drilling Co. (“Helmerich & Payne International Drilling”) entered into a purchase agreement (the “Purchase Agreement”), with several initial purchasers therein, relating to the sale by Helmerich & Payne International Drilling of $500 million aggregate principal amount of Helmerich & Payne International Drilling’s 4.65% senior unsecured notes (the “Notes”) due 2025.

The Notes will be issued in a private offering that is exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”) to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes will be guaranteed on a senior unsecured basis by the Company. Subject to customary closing conditions, the sale of the Notes is expected to close on or about March 19, 2015.

The Purchase Agreement contains customary representations, warranties and agreements by Helmerich & Payne International Drilling and the Company. In addition, Helmerich & Payne International Drilling and the Company have agreed to indemnify the initial purchasers against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the initial purchasers may be required to make in respect of those liabilities. Furthermore, the Company and the guarantors have agreed with the initial purchasers not to offer or sell any similar debt securities for a period of 60 days after the closing date without the prior written consent of the representatives of the initial purchasers.

Helmerich & Payne International Drilling intends to use the net proceeds from the offering for general corporate purposes, including capital expenditures associated with its rig construction program.

Item 9.01              FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit No.	Description

10.1	Purchase Agreement, dated March 12, 2015, among Helmerich & Payne International Drilling Co., Helmerich & Payne, Inc., Goldman, Sachs & Co. and Wells Fargo Securities, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.
(Registrant)

/s/ Jonathan M. Cinocca
Jonathan M. Cinocca
Corporate Secretary

DATE: March 13, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase Agreement, dated March 12, 2015, among Helmerich & Payne International Drilling Co., Helmerich & Payne, Inc., Goldman, Sachs & Co. and Wells Fargo Securities, LLC